UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2006
CORILLIAN CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number: 0-29291

Oregon	91-1795219
(State or other jurisdiction of incorporation	(I.R.S. Employer
or organization)	Identification No.)

3400 NW John Olsen Place
Hillsboro, Oregon	97124
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (503) 629-3300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On February 9, 2006, Corillian Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit	Description

99.1	Press Release issued on February 9, 2006 by Corillian Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 9, 2006

CORILLIAN CORPORATION
By:	/s/ PAUL K. WILDE

Paul K. Wilde
Chief Financial Officer

CORILLIAN CORPORATION
FORM 8-K
INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release issued on February 9, 2006 by Corillian Corporation